Exhibit 10(aq)


                                SECOND AMENDMENT
                             OF CONSULTING AGREEMENT
                            DATED SEPTEMBER 30, 2002
                                     BETWEEN
                                 NCT GROUP, INC.
                                       AND
                              ACME ASSOCIATES, INC.


     WHEREAS,  a Consulting  Agreement was entered into between NCT Group,  Inc.
(hereinafter referred to as the "Company") and Acme Associates, Inc. (hereinafter referred to as "Consultant") which commenced on September 30, 2002; and

     WHEREAS, it is the desire of the parties hereto to amend the above agreement because of substantial additional consulting services to be provided by Consultant.

     NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

1. Paragraph 1, Duties of Consultant: The contents of the paragraph shall be amended to add the following: "In addition to the above consulting services, Consultant will provide such consulting services and advice pertaining to negotiations with resellers."

2. Paragraph 5, Equity for Services: The contents of the paragraph shall be amended to add the following:

     "The Company hereby grants the consultant an additional five year (5) stock option in the Company's common stock for 7,500,000 shares of the Company's common stock at the price per share of $.052, which was the closing price as of September 10, 2003. The foregoing options will vest immediately and will be part of the Stock Option Agreement to be created by the Company. The shares underlying this option will be registered by the Company with the next registration statement filed by the Company. This option has

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


     been approved by the Board of Directors. All previous options as amended shall continue to be in full force and effect."

3. All other terms and conditions of the Consulting Agreement, except as modified herein, are hereby ratified, confirmed and are in full force and effect between the parties.


                               AGREED & ACCEPTED:


     NCT GROUP, INC.                               ACME ASSOCIATES, INC.
                                                   Consultant



     /s/ Michael J. Parrella                       /s/ Morton Salkind
     ---------------------------------------       -----------------------------
     By: Michael J. Parrella, Chairman/CEO         By: Morton Salkind, President



Dated:   September 11, 2003


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


                                 THIRD AMENDMENT
                             OF CONSULTING AGREEMENT
                            DATED SEPTEMBER 30, 2002
                                     BETWEEN
                                 NCT GROUP, INC.
                                       AND
                              ACME ASSOCIATES, INC.


                                                    Dated October 3, 2003

     WHEREAS,  a Consulting  Agreement was entered into between NCT Group,  Inc.
(hereinafter referred to as the "Company") and Acme Associates, Inc. (hereinafter referred to as "Consultant") which commenced on September 30, 2002; and

     WHEREAS, it is the desire of the parties hereto to amend the above agreement because of substantial additional consulting services to be provided by Consultant.

     NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

1. Paragraph 1, Duties of Consultant: The contents of the paragraph shall be amended to add the following: "In addition to the above consulting services, Consultant will provide such consulting services and advice pertaining to negotiations and relations with Avaya."

2. Paragraph 5, Equity for Services: The contents of the paragraph shall be amended to add the following:

     "The Company hereby grants the consultant an additional five year (5) stock option in the Company's common stock for 5,750,000 shares of the Company's common stock at the price per share of $.043, which was the closing price as of October 3, 2003. The foregoing options will vest immediately and will be part of the Stock Option Agreement to be created by the Company. The shares underlying this option will be registered by the Company with the next registration statement filed by the Company. This option has been approved by the Board of Directors. All previous options as amended shall continue to be in full force and effect."

3. All other terms and conditions of the Consulting Agreement, except as modified herein, are hereby ratified, confirmed and are in full force and effect between the parties.


                               AGREED & ACCEPTED:

     NCT GROUP, INC.                                 ACME ASSOCIATES, INC.
                                                     Consultant


     /s/  Michael J. Parrella                        /s/  Morton Salkind
     ----------------------------                    ---------------------------
     By:  Michael J. Parrella                        By:  Morton Salkind
          Chairman & C.E.O.                               President


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


                                FOURTH AMENDMENT
                             OF CONSULTING AGREEMENT
                            DATED SEPTEMBER 30, 2002
                                     BETWEEN
                                 NCT GROUP, INC.
                                       AND
                              ACME ASSOCIATES, INC.


                                                   Dated October 14, 2003

     WHEREAS,  a Consulting  Agreement was entered into between NCT Group,  Inc.
(hereinafter referred to as the "Company") and Acme Associates, Inc. (hereinafter referred to as "Consultant") which commenced on September 30, 2002 (the "Agreement"); and

     WHEREAS, it is the desire of the parties hereto to amend and extend the Agreement.

     NOW THEREFORE, in consideration of the mutual promises contained herein, it is agreed as follows:

1. Paragraph 2, Term of the Agreement, shall be amended to read that the term of the Agreement shall extend through September 30, 2004. 1.

2. Paragraph 4(a), within Compensation, shall be amended to provide that the monthly retainer of $2,500 shall continue from October 1, 2003 to September 30, 2004, and that such retainer (which totals $30,000), along with the retainer for the period of September 30, 2002 to September 30, 2003 (an additional $30,000, none of which has yet been paid), shall be due and payable in cash (a total of $60,000) on September 30, 2004.

3.   Paragraph 5, Equity for Services, shall be amended to add the following:

     "The Company hereby grants the Consultant an additional five year (5) stock option in the Company's common stock for 44,000,000 shares of the Company's common stock at the price per share of $.044, which was the closing price as of October 13, 2003. The foregoing options will vest immediately and will be part of the Stock Option Agreement to be created by the Company. The shares underlying this option will be registered by the Company with the next registration statement filed by the Company. This option has been approved by the Board of Directors. All previous options as amended shall continue to be in full force and effect."

4. All other terms and conditions of the Agreement, except as modified herein, are hereby ratified, confirmed and are in full force and effect between the parties.


                               AGREED & ACCEPTED:

     NCT GROUP, INC.                                 ACME ASSOCIATES, INC.
                                                     Consultant


     /s/  Michael J. Parrella                        /s/  Morton Salkind
     ----------------------------                    ---------------------------
     By:  Michael J. Parrella                        By:  Morton Salkind
          Chairman & C.E.O.                               President


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